FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

H Pool Data
Deal Ticker:

Pool Summary

Total Issue Balance (USD)	995,151,745
Original Mortgage Pool Balance (USD)	996,546,634
Current Mortgage Pool Balance (USD)	995,151,745
Total Number of Loans	5,170
Average Loan Balance (USD)	192,486
1st lien (%age)	93.2%
2nd lien (%age)	6.8%
WA FICO	642
- Minimum FICO	500
- Maximum FICO	814
WA LTV	81.7%
- Minimum LTV	10.7%
- Maximum LTV	100.0%
WA DTI	43.1%
- Minimum DTI	8.1%
- Maximum DTI	55.0%
WA Age (Months)	3
WA Remaining Term (Months)	344
North California (% of Pool)	18.4%
South California (% of Pool)	42.4%
North California

% of State	30.26%
WA FICO	643
- Minimum FICO	500
- Maximum FICO	811
WA LTV	81.34%
- Minimum LTV	10.65%
- Maximum LTV	100.00%
Highest Zip-Code Density (% of State)	0.86
Zip-Code with Highest Density	93550
South California

% of State	69.74%
WA FICO	648
Minimum FICO	500
Maximum FICO	802
WA LTV	80.94%
Minimum LTV	17.86%
Maximum LTV	100.00%
Highest Zip-Code Density (% of State)	0.92
Zip-Code with Highest Density	92882

Classification	Total	Check
Mortgage Type	995,151,745	☐
Loan-to-Value	995,151,745	☐
FICO	995,151,745	☐
Purpose	995,151,745	☐
Occupancy	995,151,745	☐
Loan Balance	995,151,745	☐
Property Type	995,151,745	☐
Documentation Type	995,151,745	☐
Fixed Period	995,151,745	☐
Geographic Distribution	995,151,745	☐
Per Annum Fees

Servicer Fees (bps)	0.5155
Average Cost of Carry per Annum

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	89.83%	660	118,812,164	11.9%
Adjustable Rate Mortgage	80.39%	619	388,354,503	39.0%
Option ARMs	0.00%	—	—	0.0%
Interest Only Mortgage	80.85%	657	487,985,078	49.0%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	14.75%	586	131,895	0.0%
20.01-25.00	21.14%	587	256,332	0.0%
25.01-30.00	28.30%	651	578,554	0.1%
30.01-35.00	32.84%	627	1,476,673	0.1%
35.01-40.00	38.15%	575	1,420,497	0.1%
40.01-45.00	42.43%	610	2,896,333	0.3%
45.01-50.00	48.49%	608	5,665,332	0.6%
50.01-55.00	52.56%	580	5,147,478	0.5%
55.01-60.00	58.10%	603	9,778,932	1.0%
60.01-65.00	63.14%	593	14,452,637	1.5%
65.01-70.00	68.38%	600	33,822,623	3.4%
70.01-75.00	73.84%	600	41,964,669	4.2%
75.01-80.00	79.89%	654	564,408,252	56.7%
80.01-85.00	84.43%	611	82,706,912	8.3%
85.01-90.00	89.69%	632	120,428,049	12.1%
90.01-95.00	94.85%	636	42,189,868	4.2%
95.01-100.00	99.97%	677	67,826,708	6.8%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0.00%	—	—	0.0%
341 - 360	0.00%	—	—	0.0%
361 - 380	0.00%	—	—	0.0%
381 - 400	0.00%	—	—	0.0%
401 - 420	0.00%	—	—	0.0%
421 - 440	0.00%	—	—	0.0%
441 - 460	0.00%	—	—	0.0%
461 - 480	0.00%	—	—	0.0%
481 - 500	80.14%	500	954,682	0.1%
501 - 520	74.19%	511	24,520,028	2.5%
521 - 540	77.23%	530	25,894,559	2.6%
541 - 560	78.04%	552	30,511,901	3.1%
561 - 580	79.51%	571	55,049,583	5.5%
581 - 600	79.89%	591	84,477,354	8.5%
601 - 620	82.31%	611	111,196,658	11.2%
621 - 640	82.23%	630	151,883,548	15.3%
641 - 660	82.44%	650	143,779,048	14.4%
661 - 680	82.33%	670	115,498,395	11.6%
681 - 700	83.50%	690	91,384,420	9.2%

FICO	WA LTV	WA FICO	Balance	% of Pool
701 - 720	83.27%	710	70,532,097	7.1%
721 - 740	83.02%	730	44,175,410	4.4%
741 - 760	82.93%	749	27,723,145	2.8%
761 - 780	83.54%	769	13,637,245	1.4%
781 - 800	84.00%	791	2,917,454	0.3%
801 - 820	81.66%	805	1,016,217	0.1%
> 820	0.00%	—	—	0.0%
Unknown	0.00%	—	—	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0.00%	—	—	0.0%
20.01-25.00	0.00%	—	—	0.0%
25.01-30.00	0.00%	—	—	0.0%
30.01-35.00	0.00%	—	—	0.0%
35.01-40.00	0.00%	—	—	0.0%
40.01-45.00	0.00%	—	—	0.0%
45.01-50.00	0.00%	—	—	0.0%
50.01-55.00	0.00%	—	—	0.0%
55.01-60.00	0.00%	—	—	0.0%
60.01-65.00	0.00%	—	—	0.0%
65.01-70.00	0.00%	—	—	0.0%
70.01-75.00	0.00%	—	—	0.0%
75.01-80.00	0.00%	—	—	0.0%
80.01-85.00	38.12%	606	58,041,357	5.8%
85.01-90.00	55.82%	630	84,984,469	8.5%
90.01-95.00	5.74%	628	8,732,071	0.9%
95.01-100.00	0.32%	683	486,122	0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	83.50%	661	581,677,154	58.5%
Cash-Out/Refinancing	79.14%	616	397,470,515	39.9%
Refinancing	82.28%	624	16,004,075	1.6%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	81.68%	642	948,439,486	95.3%
Investment	82.51%	660	37,550,508	3.8%
2nd Home	84.74%	651	9,161,750	0.9%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	84.02%	640	310,067,783	31.2%
<$400,000	80.55%	641	487,788,541	49.0%
<$600,000	81.33%	650	175,967,603	17.7%
>$600,000	79.25%	646	21,327,817	2.1%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	81.56%	641	754,312,738	75.8%
PUD	82.38%	639	110,472,000	11.1%
CND	82.59%	655	91,164,490	9.2%
2-4 Family	81.53%	655	39,202,518	3.9%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	82.70%	654	592,029,557	59.5%
Stated	80.35%	625	397,315,126	39.9%
Limited	79.67%	630	5,807,061	0.6%
None	0.00%	—	—	0.0%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	0.00%	—	—	0.0%
>12 and </= 36	80.65%	640	869,181,610	87.3%
>36 and </= 60	0.00%	—	—	0.0%
>60	89.28%	661	125,970,135	12.7%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AZ	83.61%	651	24,390,392	2.5%
CA	81.06%	646	604,696,320	60.8%
CO	81.88%	625	19,121,652	1.9%
CT	82.54%	606	2,388,892	0.2%
FL	81.92%	635	59,009,419	5.9%
HI	80.45%	637	10,594,892	1.1%
IL	83.73%	645	98,386,050	9.9%
IN	94.22%	667	1,809,380	0.2%
KS	82.27%	629	2,225,764	0.2%
LA	88.09%	565	398,710	0.0%
MI	82.98%	632	4,292,197	0.4%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
MN	81.18%	636	21,551,914	2.2%
MO	84.54%	633	13,533,105	1.4%
NV	82.85%	642	22,627,445	2.3%
NM	82.86%	636	274,267	0.0%
OK	81.38%	611	4,839,499	0.5%
OR	84.34%	640	5,784,580	0.6%
SC	83.98%	640	129,729	0.0%
TN	85.82%	614	550,849	0.1%
TX	82.20%	625	78,197,907	7.9%
UT	82.51%	634	9,432,255	0.9%
WA	83.96%	644	6,939,116	0.7%
WI	84.99%	631	3,977,412	0.4%
Disclaimer
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.